Exhibit 10.1

MUTUAL RELEASE AND SETTLEMENT AGREEMENT

THIS MUTUAL RELEASE AND SETTLEMENT AGREEMENT (“Agreement”) is made and entered into effective the      day of October, 2007, by and between Aventura Holdings, Inc., a Florida Corporation (“Aventura”), Melissa Apple, as trustee and beneficiary, respectively, under the Maria Lopez Irrevocable Trust UTD March 29, 2004 (“Lopez Trust”), Ohio Funding Group, Inc., a Michigan corporation (“OFG”), Horvath Holdings, LLC, a Michigan limited liability company (“HH”), American Dealer Enterprise Group, LLC, a Michigan limited liability company (“ADEG”), Craig Waltzer (“Waltzer”), Jere J. Lane (“Lane”) Allan Apple (“Apple”), Mark Horvath (“Horvath”), Donald Foss (“Foss”), and the Donald Foss Revocable Living Trust (“Foss Trust”) (hereinafter the foregoing are collectively referred to as the “Parties” and individually as a “Party”).

RECITALS

WHEREAS, On May 16, 2006, Aventura and HH entered into several agreements. These agreements included a Securities Purchase Agreement (“SPA”), a Class A Common Stock Purchase Warrant (“Warrant”), a Registration Rights Agreement (“Reg. Rights Agreement”) and a Lock-Up Agreement (“Lock-Up Agreement”) (collectively referred to as the “Transaction”);

WHEREAS, the Parties to the SPA included Aventura, HH and one of HH’s then wholly-owned subsidiaries, OFG;

WHEREAS, as part of the Transaction, pursuant to the terms of the SPA, in exchange for contributing thirty percent (30%) of the equity of OFG, HH received two hundred million (200,000,000) shares of common stock of Aventura;

WHEREAS, as a part of the Transaction, Aventura issued to HH a Warrant exercisable in whole or in part for one (1) year;

WHEREAS, the Transaction also included a Reg. Rights Agreement between HH and Aventura, which granted HH certain registration rights concerning the shares of Aventura’s common stock that it received under the SPA and those shares it could receive upon exercise of the Warrant;

WHEREAS, also in connection with the Transaction, Melissa Apple, as trustee of the Trust, entered into a Lock-Up Agreement with HH whereby the Trust agreed to refrain from transferring its shares of common stock of Aventura (“Trust Shares”) to any third party, except to certain permitted transferees, for a period of one (1) year following the Transaction closing date and thereafter only to a permitted amount of transfers of Trust Shares equal to five percent (5%) of the total number of Shares in each of the following four (4) years. The Trust also granted HH for a period of one (1) year following the Transaction, full authority to vote, in person or by proxy, all of the Trust Shares on matters submitted to the vote of Aventura’s shareholders, including but not limited to, the election of Aventura’s Board of Directors;

WHEREAS, on October 1, 2006, HH partially exercised the Warrant by assigning an additional 30% of the equity of OFG, in exchange for the issuance of 200,000,000 additional shares of Aventura’s common stock. In connection with this partial exercise, Aventura issued a replacement warrant (“Replacement Warrant”) to HH evidencing HH’s right to acquire the remaining balance of Aventura shares to which it was entitled to acquire pursuant to the Warrant;

WHEREAS, in connection with the Transaction, ADEG agreed to extend credit to Aventura in an amount up to $750,000, as evidenced by a Promissory Note dated July 10, 2006 (“Note”), which has a current outstanding balance, including accrued and unpaid interest, of $220,321.

WHEREAS, ADEG has agreed to convert the entire amount of indebtedness under the Note into shares of common stock of Aventura at a conversion rate of $.0015 per share pursuant to the terms of the Note;

WHEREAS, on June 11, 2007, HH filed a lawsuit against Aventura in the United States District Court for the Southern District of Florida (the “District Court”), Case No. 07-60816 and Aventura filed a counterclaim against HH and ADEG and a Third Party Claim against Foss and Apple in the same lawsuit (“Pending Lawsuit”);

WHEREAS, Aventura elected Jere Lane as President and Director of OFG on or about June 20,2007 and he shall resign upon his execution of this Agreement;

WHEREAS, the Parties desire to amicably resolve the Pending Lawsuit and settle any and all claims among and between the Parties.

NOW, therefore, in consideration of the mutual exchange of ten dollars ($10.00), of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties to this Agreement hereby represent and agree as follows:

1.	HH shall remit payment in the amount of $22,000.00 via wire transfer to HH’s attorney, Peter King, Esquire, Fowler White Boggs Banker P.A., 501 E. Kennedy Blvd., Suite 1700, Tampa. FL 33602 (“Escrow Agent”), who will hold same in escrow for disbursement to Jewett Schwartz, Wolfe & Associates ($20,000.00) and to the Office of Louis L. Long, Esquire, Chesser & Barr, P.A ($2,000.00) conditioned on the receipt of a fully executed original or facsimile of this Agreement, and the stock assignments attached hereto, from all Parties.

2.	Upon receipt of payment from HH and execution of this Agreement by all Parties, counsel for the Parties shall file a stipulation of dismissal of the Lawsuit, with prejudice, a copy of which is attached hereto. Counsel for HH shall file an electronic copy of the attached Stipulation and the attached proposed order with the District Court;

3.	HH shall surrender and assign to Aventura its 400,000,000 shares of common stock of Aventura, and execute the Assignment attached hereto as Exhibit “A”;

4.	Aventura shall surrender and assign to HH its 600 common shares of stock in OFG, along with any and all additional shares that Aventura purports have been issued to it by OFG, and shall execute the Assignment attached hereto as Exhibit “B”;

5.	HH shall surrender to Aventura its Replacement Warrant and terminate all rights and obligations thereunder;

6.	HH and Aventura shall terminate their Registration Rights Agreement and terminate all rights and obligations thereunder;

7.	HH and Aventura shall terminate their Securities Purchase Agreement and terminate all rights and obligations thereunder;

8.	HH and the Trust shall terminate their Lock-Up Agreement and terminate all rights and obligations thereunder;

9.	ADEG shall cancel and fully discharge its Note to Aventura and convert the ADEG Note for 146,880,667 shares of fully paid, nonassessable, common stock to be issued by Aventura;

10.	The Parties agree that Jere J. Lane shall resign as President and Director of OFG upon execution of this Agreement by all Parties; and

11.	The Parties agree to execute any and all documents necessary to conclude the matters contemplated herein, including, but not limited all stock assignments and related documents and to take all further actions required to effectuate the purposes and intent of this Agreement.

12.	The Parties agree that, if Jere J. Lane, Craig Waltzer, or any other person acting on behalf of OFG between June 20, 2007 and the date of this agreement took actions or made admissions relating to the matters currently pending before the United States Bankruptcy Court for the Northern District of Florida, Pensacola Division in In re Key Auto Liquidation Center, Inc. (Case No. 07-30419) and before the United States District Court for the Northern District of Florida in Ohio Funding, et al. v. Key Auto Liquidation Center, Inc., et al. (Case No. 3:07-CV-209) (the “Pensacola Litigation”) that HH in its sole discretion deems prejudicial to the interests of OFG, Waltzer, Lane, or their agents will take any reasonable, corrective actions necessary, including (without limitation) retraction of prejudicial statements and will otherwise cooperate with Horvath Holdings in connection with the Pensacola Litigation.

13.	Except as otherwise provided herein, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties, for themselves and their subsidiaries, affiliates, successors, assigns, parents, shareholders, directors, officers, and members, hereby forever remise, waive, discharge, terminate, extinguish, abandon, and otherwise release all Claims (defined below) that the Parties or any of them now have, have ever had or may hereafter have against another Party, or any of such other Party’s subsidiaries, affiliates, successors, assigns, parents, shareholders, directors, officers, and members from any and all claims arising out of the Parties’ dealings with each other, including, but not limited to any and all acts or omissions, statements, disclosures or non-disclosures and all other matters of any kind or nature that have occurred, or not occurred, as the case may be, from the beginning of time to the date of execution hereof. In entering into this Agreement, the Parties represent that they have not assigned or transferred, to any person or entity, any Claims that it has held, now holds, or could hold in the future against each other. Each Party further covenants and agrees that it of he does not know of any claim which could be asserted against the other Party arising out of the Transaction, except such Claims as are expressly released herein.

(a)	Definition of “Claims”. The term “Claims” as used herein, hereby is defined to mean and encompass any and all promises, agreements, understandings, demands, accounts, representations, warranties, statements, disclosures, non-disclosures, causes of action, rights and other claims and defenses of any kind (in the broadest sense of those words), whether economic or non-economic whether presently known or unknown, whether matured or not yet ripe, and whether discovered or undiscovered prior to the execution hereof, in law or in equity, arising out of the Transaction, from the beginning of time to the date of this Agreement. Without limiting the generality of the foregoing, the term “Claims” encompasses and includes, but by no means is limited to, the following specific matters:

(i)	Any and all allegations, accusations or other claims or other assertions made by or on behalf of the Parties in connection with the Pending Lawsuit; and

(ii)	Any and all allegations or causes of action of any kind or nature made or that could have been made by or on behalf of a Party arising out of or related to any and all oral or written agreements ever made, any and all communications ever made, any and all statements made, and any and all contacts ever occurring between the Parties or any of its employees, representatives or agents arising out of the Parties’ dealings with each other or any of its employees, representatives or agents.

(b)	The term “Claims” however, excludes: (i) any claims that any of the Parties may have against Anthony (“Ted”) Ciano and/or Alan Siskind , (ii) any claims that any “open market” purchaser or seller of Aventura shares, with the exception of Donald Foss and/or Allan Apple, may have concerning matters unrelated to the Transaction, (iii) any claims regarding the enforcement or non-performance of this Agreement; and (iv) any claims by or against any attorneys to any of the Parties.

14.	The Parties represent and warrant to each other: (1) that, to the extent such Party is a legal entity, such Party has authorized and approved this Agreement (including, but not limited to, the representations and releases contained herein) by all necessary or appropriate corporate action and that all necessary or appropriate consents or approvals to this Agreement have been obtained; (2) that OFG has not incurred any liabilities other than auditing fees and legal fees to be paid by HH (as provided in, and subject to the conditions stated in, paragraph 1 above), which arose after June 20, 2007 through the date of this Agreement; and (3) that there is no litigation against a Party other than the Pending Lawsuit and the Pensacola Litigation.

15.	Each of the Parties shall pay its own attorney fees and costs in connection with this Agreement.

16.

The Parties hereby each agree that they will not disseminate, publish or otherwise make any statement of any kind or nature, whether public or private, directly or indirectly, irrespective of whether or not true, which is disparaging to the other Party or any parent, subsidiary, affiliate, successor, assignee, shareholder, officer, director, member, agent or employee of the other Party except as provided in paragraphs (a), (b) or (c) below. The Parties further agree not to disclose the terms of this Agreement or the terms of or any confidential information disclosed in connection with the business transactions consummated by and among the Parties prior to the execution of this Agreement; nor shall any Party provide or allow to be provided to any person or entity, this Agreement or copies, excerpts or verbal or written summaries thereof, except in connection with: (a) disclosure required by law (including but not limited to

U.S. Securities and Exchange Commission required disclosures) or compelled pursuant to legal process; (b) the Parties’ communications with their respective attorneys or accountants; or (c) such communications as are required in the course of any subsequent legal proceeding regarding the breach or enforcement of this Agreement. The Parties further agree not to interfere, or attempt to interfere, directly or indirectly, in any manner whatsoever, in the Pensacola Litigation. The Parties to this Agreement understand and acknowledge that the non-disclosure, non-disparagement and non-interference undertakings contained herein constitute a material consideration for entering into this Agreement.

17.	In entering into this Settlement Agreement the Parties represent that they have relied upon the legal advice of personally selected counsel who has reviewed and negotiated the terms this Agreement and that the terms of the Agreement have been completely read and explained and that those terms are fully understood and voluntarily agreed to. Neither Party shall be considered to have drafted this Agreement in any subsequent dispute relating hereto.

18.	This Agreement shall become effective immediately upon its full and mutual execution by the Parties.

19.	In the event of a breach of this Agreement, in addition to any other remedies or relief available at law or in equity, the Parties agree that in the event of any dispute concerning the subject matter of this Agreement, (i) the prevailing party shall be awarded their reasonable attorneys’ fees and costs, (ii) the laws of the State of Florida shall apply without giving effect to any laws pertaining to choice of law, and (iii) jurisdiction and venue shall lie in the United States District Court for the Southern District of Florida.

20.	This Agreement is the full and final expression of the Parties’ Agreement. All prior written and oral agreements between the Parties relating to the Transaction and Lawsuit are subsumed within this Agreement. In entering this Agreement, the Parties have not relied upon any written or oral representation of any other Party which is not contained herein.

21.	This Agreement may be executed in any number of counterparts, and all counterparts shall be considered together as one agreement.

22.	A facsimile signature shall be treated the same as an original signature of this Agreement and any Party may rely upon a facsimile signature of the Party upon this Agreement.

[SIGNATURES AND ACKNOWLEDGMENTS ON NEXT TWO (2) PAGES]

The Parties have duly acknowledged and signed this Mutual Release and Settlement Agreement as of the date first written above.

AVENTURA HOLDINGS, INC.

/s/ Craig Waltzer
By:	Craig Waltzer
Its:	President

HORVATH HOLDINGS, LLC

/s/ Mark Horvath
By:	Mark Horvath
Its:	Manager

OHIO FUNDING GROUP, INC.

/s/ Jere Lane
By:	Jere Lane
Its:	President

THE MARIA LOPEZ IRREVOCABLE TRUST UTD MARCH 29, 2004

/s/ Melissa Apple
By:	Melissa Apple
Its:	Trustee

AMERICAN DEALER ENTERPRISE GROUP, LLC

/s/ Donald Foss
By:	Donald Foss, Trustee of Donald Foss Revocable Living Trust dated .
Its:	Manager/Member

/s/ Donald Foss
Donald Foss

/s/ Allan Apple
Allan Apple

/s/ Craig Waltzer
Craig Waltzer

/s/ Mark Horvath
Mark Horvath

/s/ Jere Lane
Jere Lane

/s/ Donald Foss
Donald Foss, Trustee of Donald Foss Revocable Living Trust dated .

Signature Page – Mutual Release and Settlement Agreement

EXHIBIT A

STOCK ASSIGNMENT

FOR VALUE RECEIVED, Horvath Holdings, LLC (“HH”) hereby sells, assigns and transfers unto Aventura Holdings, Inc. (the “Corporation”) Four Hundred Million (400,000,000) Shares of the Common Stock of the Corporation standing in Horvath Holdings’s name on the books of the Corporation represented by Certificate Nos. 756-7 and 763-3 herewith and does hereby irrevocably constitute and appoint the Corporation’s attorney or transfer agent to transfer said Shares on the books of the Corporation with full power of substitution in the premises.

Dated: October     , 2007

HORVATH HOLDINGS, LLC

By:	Mark Horvath
Its:	Manager

EXHIBIT B

STOCK ASSIGNMENT

FOR VALUE RECEIVED, Aventura Holdings, Inc. (“Aventura”) hereby sells, assigns and transfers unto Horvath Holdings, LLC, Six Hundred (600) Shares of the Common Stock of Ohio Funding Group, Inc. (the “Corporation”) standing in Aventura’s name on the books of the Corporation represented by Certificate Nos. 4 and 6 herewith, along with any and all shares that Aventura purports have been issued to it by the Corporation, and does hereby irrevocably constitute and appoint the Corporation’s attorney or transfer agent to transfer said Shares on the books of the Corporation with full power of substitution in the premises.

Dated: October     , 2007

AVENTURA HOLDINGS, INC.

By:	Craig Waltzer
Its:	President

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

HORVATH HOLDINGS, L.L.C., a Michigan

limited liability company, and AMERICAN

DEALER ENTERPRISE GROUP, L.L.C.,

an Michigan limited liability company,

Plaintiffs,

Case No. 07-60816
vs.
Hon. Cecelia M. Altonaga

AVENTURA HOLDINGS, INC., a Florida

corporation, and CRAIG A. WALTZER, an

individual,

Defendants.

                                                                                          /

AVENTURA HOLDINGS, INC.,

Counter-Plaintiff/Third-Party Plaintiff,

v.

HORVATH HOLDINGS, L.L.C and

AMERICAN DEALER ENTERPRISE

GROUP, L.L.C,

Counter-Defendants,

DONALD FOSS and ALLAN APPLE,

Third-Party Defendants.

                                                                                          /

STIPULATION OF DISMISSAL

The parties, through their respective counsel, state as follows for their Stipulation of Dismissal:

1. Plaintiffs Horvath Holdings, L.L.C. and American Dealer Enterprise Group, L.L.C. (“Plaintiffs”) filed this action on June 13, 2007 against Defendants Aventura Holdings, Inc. and Craig Waltzer (“Defendants”).

2. On July 17, 2007, Defendants filed their Counter/Third-Party Claim against Plaintiffs and Third-Party Defendants Donald Foss and Allan Apple (“Third-Party Defendants”).

3. On October     , 2007, Plaintiffs, Defendants, and Third-Party Defendants entered into a Mutual Release and Settlement Agreement (the “Agreement”) in which they agreed, inter alia, to dismiss all claims pending in the above-captioned matter.

4. Under Fed. R. Civ. P. 41(a)(1), an action may be dismissed by stipulation signed by all parties who have appeared in the action.

5. Accordingly, the undersigned parties stipulate that this case should be dismissed with prejudice.

STIPULATED AND AGREED.

FOWLER WHITE BOGGS BANKER, P.A.		CARLTON FIELDS, PA

By:		By:
	Peter B. King (FBN: 0057800)		Jose A. Loredo (FBN: 603058)
	Douglas J. Helling (FBN: 0029010)		Michael A. Shafir (FBN: 0660671)
	501 E. Kennedy Blvd., Suite 1700		4000 Bank of America Tower
	Tampa, FL 33602		100 SE 2d Street
	(813) 228-7411		Miami, FL 33131
	E-mail: Peter.King@fowlerwhite.com		(305) 530-0050
	Attorneys for Horvath Holdings, Inc.,		E-mail: jloredo@carltonfields.com
	American Dealer Enterprise Group, LLC,		Attorneys for Aventura Holdings, Inc. and
	Donald Foss and Allan Apple		Craig W. Waltzer

Dated: October     , 2007

EXHIBIT 1:

PROPOSED ORDER

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

HORVATH HOLDINGS, L.L.C., a Michigan

limited liability company, and AMERICAN

DEALER ENTERPRISE GROUP, L.L.C.,

an Michigan limited liability company,

Plaintiffs,

Case No. 07-60816
vs.
Hon. Cecelia M. Altonaga

AVENTURA HOLDINGS, INC., a Florida

corporation, and CRAIG A. WALTZER, an

individual,

Defendants.

                                                                                          /

AVENTURA HOLDINGS, INC.,

Counter-Plaintiff/Third-Party Plaintiff,

v.

HORVATH HOLDINGS, L.L.C and

AMERICAN DEALER ENTERPRISE

GROUP, L.L.C,

Counter-Defendants,

DONALD FOSS and ALLAN APPLE,

Third-Party Defendants.

                                                                                          /

STIPULATED ORDER DISMISSING ACTION WITH PREJUDICE

This Court, having considered the parties’ stipulation and being otherwise fully advised, finds as follows:

1. Plaintiffs Horvath Holdings, L.L.C. and American Dealer Enterprise Group, L.L.C. (“Plaintiffs”) filed this action on June 13, 2007 against Defendants Aventura Holdings, Inc. and Craig Waltzer (“Defendants”).

2. On July 17, 2007, Defendants filed their Counter/Third-Party Claim against Plaintiffs and Third-Party Defendants Donald Foss and Allan Apple (“Third-Party Defendants”).

3. On October     , 2007, Plaintiffs, Defendants, and Third-Party Defendants entered into a Mutual Release and Settlement Agreement (the “Agreement”) in which they agreed, inter alia, to dismiss all claims pending in the above-captioned matter.

4. Under Fed. R. Civ. P. 41(a)(1), an action may be dismissed by stipulation signed by all parties who have appeared in the action.

5. On October     , 2007, the parties filed a stipulation to dismiss the action pursuant to Fed. R. Civ. P. 41(a)(1).

Therefore, it is hereby ORDERED:

1. This action, and all claims raised in this action, are dismissed with prejudice.

2. Each party shall bear its own costs and fees.

ADDENDUM TO MUTUAL RELEASE AND SETTLEMENT AGREEMENT

The parties agree that, notwithstanding any language in the settlement agreement, Jere J. Lane shall have no obligations under Paragraph 12 of their Mutual Release and Settlement Agreement.

Accordingly, Paragraph 12 shall be modified as follows:

The Parties agree that, if Craig Waltzer, or any other person acting on behalf of OFG between June 20, 2007 and the date of this agreement took actions or made admissions relating to the matters currently pending before the United States Bankruptcy Court for the Northern District of Florida, Pensacola Division in In re Key Auto Liquidation Center, Inc. (Case No. 07-30419) and before the United States District Court for the Northern District of Florida in Ohio Funding, et al. v. Key Auto Liquidation Center, Inc., et al. (Case No. 3:07-CV-209) (the “Pensacola Litigation”) that HH in its sole discretion deems prejudicial to the interests of OFG, Waltzer or his agents (excluding Jere Lane) will take any reasonable, corrective actions necessary, including (without limitation) retraction of prejudicial statements and will otherwise cooperate with Horvath Holdings in connection with the Pensacola Litigation.

(signature block on following page)

AVENTURA HOLDINGS, INC.		AMERICAN DEALER ENTERPRISE GROUP, LLC

	/s/ Craig Waltzer		/s/ Donald Foss
By:	Craig Waltzer	By:	Donald Foss, Trustee of Donald
Its:	President		Foss Revocable Living Trust
dated .
		Its:	Manager/Member

HORVATH HOLDINGS, LLC

	/s/ Mark Horvath		/s/ Donald Foss
By:	Mark Horvath		Donald Foss
Its:	Manager

OHIO FUNDING GROUP, INC.

	/s/ Jere Lane		/s/ Allan Apple
By:	Jere Lane		Allan Apple
Its:	President

THE MARIA LOPEZ IRREVOCABLE TRUST UTD MARCH 29, 2004

	/s/ Melissa Apple		/s/ Craig Waltzer
By:	Melissa Apple		Craig Waltzer
Its:	Trustee

	/s/ Mark Horvath		/s/ Donald Foss
	Mark Horvath		Donald Foss, Trustee of Donald Foss Revocable Living Trust
dated .